[Scudder Investments logo]

Scudder Balanced Fund

Class AARP and Class S Shares

Annual Report

December 31, 2002

Contents

<Click Here> Letter from the President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Balanced Fund	Ticker Symbol	Fund Number
Class AARP	ABLNX	162
Class S	SCBAX	062

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the President

Dear Shareholder,

The past year was marked by another sharp decline in stock prices. After two down years in 2000 and 2001, many investors felt that a rebound in 2002 was inevitable. Instead, worries about weak corporate earnings, sluggish global growth and geopolitical turmoil sparked further declines in the stock market. This marked the first time since World War II that the US market lost ground in three consecutive years. Conversely, the bond market produced another strong performance in 2002. Bonds have now outperformed stocks three years in a row.

It is notable that stocks and bonds reacted differently to the same set of factors. This demonstrates the merits of portfolio diversification when holding a portfolio that is invested in both asset classes. Consider that in the past three years, an investor whose portfolio was invested entirely in stocks would likely have experienced significant losses. But an investor who held both stocks and bonds would likely have seen both better returns and lower volatility. Similarly, one who was invested primarily in bonds during the 1990s would have missed the dramatic, multiyear run-up in stock prices.

As always, it is difficult to say which asset class will hold the advantage in the years ahead. However, the events of the past several years indicate that bonds and stocks could very well continue to move in opposite directions. If this proves to be the case, investors may be well-served by their ownership of a fund that invests in both asset classes.

Sincerely,

William F. Glavin, Jr.
President
Scudder Balanced Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary December 31, 2002

Average Annual Total Returns*
	1-Year	3-Year	5-Year	Life of Class**
Scudder Balanced Fund - Class S	-15.13%	-8.02%	1.35%	6.54%
S&P 500 Index+	-22.10%	-14.55%	-.59%	9.34%
Lehman Brothers Aggregate Bond Index++	10.25%	10.10%	7.55%	7.51%
Russell 1000 Growth Index+++	-27.88%	-23.64%	-3.84%	6.70%

	1-Year	Life of Class***
Scudder Balanced Fund - Class AARP	-15.18%	-11.49%
S&P 500 Index+	-22.10%	-19.70%
Lehman Brothers Aggregate Bond Index++	10.25%	10.18%
Russell 1000 Growth Index+++	-27.88%	-31.85%

Sources: Lipper, Inc. and Deutsche Asset Management

*** Class AARP shares commenced operations on August 28, 2000. Index comparisons begin August 31, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 12/31/02	$ 14.51	$ 14.50
12/31/01	$ 17.48	$ 17.48
Distribution Information: Twelve Months: Income Dividends	$ .34	$ .34

Class S Lipper Rankings* - Balanced Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	405	of	505	81
3-Year	328	of	410	80
5-Year	177	of	328	54

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of a $10,000 Investment*
[] Scudder Balanced Fund - Class S [] S&P 500 Index+ [] Lehman Brothers Aggregate Bond Index++ [] Russell 1000 Growth Index+++

Yearly periods ended December 31

Comparative Results*
Scudder Balanced Fund		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$8,487	$7,783	$10,693	$18,825
	Average annual total return	-15.13%	-8.02%	1.35%	6.54%
S&P 500 Index +	Growth of $10,000	$7,790	$6,239	$9,710	$24,433
	Average annual total return	-22.10%	-14.55%	-.59%	9.34%
Lehman Brothers Aggregate Bond Index ++	Growth of $10,000	$11,025	$13,347	$14,387	$20,637
	Average annual total return	10.25%	10.10%	7.55%	7.51%
Russell 1000 Growth Index+++	Growth of $10,000	$7,212	$4,452	$8,223	$19,131
	Average annual total return	-27.88%	-23.64%	-3.84%	6.70%

The growth of $10,000 is cumulative.

* Returns and rankings for the 5-year and Life of Class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower. Rankings are for the Class S shares; rankings for share classes may vary.
** The Fund commenced operations on January 4, 1993. Index comparisons begin December 31, 1992.
+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.
+++ Russell 1000 Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher book-to-price ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile. Performance of the classes may vary, expenses ratios are the same.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Balanced Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Balanced Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Portfolio Managers - Equity portion of the fund

Julie M. Van Cleave, CFA

Managing Director of Deutsche Asset Management and portfolio manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Head of Large Cap Growth.

• Previous experience includes 18 years' investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.

• MBA, University of Wisconsin.

Jack A. Zehner

Director of Deutsche Asset Management and portfolio manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Previous experience includes eight years' investment industry experience at Mason Street Advisors where he served most recently as Director - Common Stock.

• MBA, Marquette University.

Thomas J. Schmid, CFA

Director of Deutsche Asset Management and portfolio manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Previous experience includes 15 years' investment industry experience, most recently serving as Director - Common Stock at Mason Street Advisors.

• MBA, University of Chicago.

Portfolio Managers - Fixed income portion of the fund

Christopher Gagnier

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at Paine Webber and in corporate lending at Chicago's Continental Bank.

• Portfolio manager for corporates and commercial mortgages: head of Core Plus products: Philadelphia.

• MBA, University of Chicago.

• Joined the fund in 2002.

David Baldt

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1989, after 17 years of experience at Delaware Trust Capital Management.

• Chief investment officer of the Fixed Income Fund Group: Philadelphia.

• Joined the fund in 2002.

Gary Bartlett

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1992, after 9 years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.

• Deputy CIO for Fixed Income Fund Group and portfolio manager and specializing in taxable municiple, utility and government fixed income investments.

• MBA, Drexel University.

• Joined the fund in 2002.

Warren S. Davis

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 after 9 years of experience as trader, analyst and developer of analytical and risk management systems for Paine Webber and Merrill Lynch.

• Analyst specializing in mortgage- and asset-backed fixed income investments.

• MBA, Drexel University.

• Joined the fund in 2002.

Daniel R. Taylor

CFA, Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 after 6 years of experience as fixed income portfolio manager, and senior credit analyst for CoreStates Investment Advisors.

• Portfolio manger specializing in asset-backed securities and commercial mortgage fixed income investments.

• Joined the fund in 2002.

Thomas J. Flaherty

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 after 10 years of experience including vice president for US taxable fixed income securities at Prudential Securities.

• Specializing in corporate and taxable municipal fixed income investments.

• Joined the fund in 2002.

Janet Campagna

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1999. Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

• Head of global and tactical asset allocation.

• Over ten years of investment industry experience.

• MS, Social Science, California Institute of Technology.

• PhD, Political Science, University of California at Irvine.

• Joined the fund in 2002.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in March 1998 after five years as an investment analyst at Phoenix Investment Partners and as a Credit Officer in the asset based lending group at Fleet Bank.

• Joined the fund in 2002.

In December, a new investment team - Julie M. Van Cleave, Jack A. Zehner and Thomas J. Schmid - assumed management of the equity portion of Scudder Balanced Fund. Most recently, the group managed Mason Street Growth Stock Fund for Mason Street Advisors, a wholly owned subsidiary of Northwestern Mutual Life Insurance Company.

In the following interview, William Gadsden, the fund's previous manager, discusses the market environment in 2002 and the fund's performance during most of the 12-month period ended December 31, 2002. Van Cleave then discusses the differences in her team's investment style and the changes she has begun to make to the fund's equity portfolio.

Q: How would you describe the environment for the stock market and the fund during the 12 months ended December 31, 2002?

A: This marked the third consecutive year that the stock market lost ground. Downturns in corporate earnings, continued reports of improper accounting practices and the threat of war with Iraq all contributed to deep market declines. However, there's also positive news to report. The economy posted positive growth data. The Federal Reserve Board continued to lower interest rates.

Q: How did the fund perform in this environment?

A: For the 12 months ended December 31, 2002, the fund's Class S share total return was -15.13%. This compares with a -22.10% return for the fund's equity benchmark, the Standard & Poor's 500 (S&P 500), and a 10.25% return for the Lehman Brothers Aggregate Bond Index, the fund's bond benchmark. The fund's equity holdings fell further than the S&P 500 this period. Positive returns by the fund's bonds helped mitigate those losses. The S&P 500 is an unmanaged group of large-company stocks (value and growth) that are representative of the US stock market. The Lehman Brothers Aggregate Bond Index is a group of US government and corporate bonds representative of the broad bond market.

The fund can also be compared with the Lipper Balanced Funds category, which posted an average return of -11.71%. The Lipper Balanced Funds category is a group of funds with investment objectives similar to Scudder Balanced Fund. The fund's relative underperformance was due to its poorly performing growth stock holdings.

Q: What stocks or industries helped or hurt performance?

A: The fund's holdings in the health care, financial and technology sectors detracted from performance. While some of the fund's health care holdings gained ground - Johnson & Johnson and Zimmer Holdings - their gains were not enough to offset losses from other health stocks that suffered due to the overall market weakness. After providing strong performance throughout most of the year, Tenet Healthcare declined sharply this fall following concerns regarding Medicare reimbursements. (Tenet Healthcare was subsequently sold.) The fund also lost ground in financials. We held growth-oriented stocks such as American International Group and Citigroup. AIG struggled along with other insurers, while Citigroup was hurt by concerns over its loan portfolio and weak capital markets. The fund's technology holdings suffered along with the sector as a whole.

The fund's consumer staples holdings posted relatively strong performance. Procter & Gamble, for instance, demonstrated the historically recession-proof nature of the household products industry. The fund also benefited by having little exposure to the particularly weak telecommunications and utilities areas. Both of these groups were down substantially in 2002.

Q: Will you tell us about the fund's bond allocation?

A: The bond portion of the portfolio is mainly made up of US Treasuries, mortgage-backed and asset-backed securities and high-grade corporate bonds. The fund's fixed-income specialists manage the bond portfolio by evaluating the creditworthiness and potential return of each security. They compare opportunities across fixed-income asset classes and among corporate bond sectors in an effort to achieve an attractive risk vs. return profile. We worked to keep the fund's allocation at about 60% stocks and 40% bonds. This is a neutral posture. We maintained this because we believed the US economy was on the road to a gradual recovery. Historically, stocks have generated gains in anticipation of an improving economy.

Q: Julie, please tell us about your team's equity investment process and the differences we may see from William's process?

A: One of the most material differences in my team's management style is that we start with a top-down process rather than a bottom-up process. What that means is that we first look at economic trends rather than individual stocks.

We begin with a thorough analysis of economic trends. This helps us to determine industries that we believe are or will be the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with Scudder's research analysts to identify companies within those industries that we believe offer the best potential for delivering strong and sustainable earnings growth. Stocks are then chosen based on a thorough evaluation of each company's management and strategy.

Q: What changes have you made to the fund since assuming management in December?

A: Since assuming management, we have increased the number of equity holdings. Previously, there were approximately 60 holdings. Ultimately, we'd like to get the portfolio to between 70 and 90 stocks. We've also begun to work on lessening stock-specific risk by reducing the size of some of the fund's top holdings. We believe this will help reduce daily volatility while increasing the diversification of the equity portfolio.

Q: What are your performance goals for the fund?

A: No one can guarantee future performance. However, our goal is to generate returns for the equity portfolio that are above the S&P 500 Index on a long-term basis. We believe that our investment discipline has the potential to help us achieve that goal.

Q: What is your outlook for the coming months?

A: The past three years have been very difficult for the stock market. We're encouraged by some of the strengthening economic data that have been released. We're optimistic that 2003 will be a better year for investors. There are of course risks to this outlook, specifically the potential conflict in Iraq. In any case, we don't expect to see a dramatic turnaround in the economy or in the markets. With that said, we believe the portfolio we're assembling will provide the potential for strong growth as the economy improves.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2002

Diversification	12/31/02	12/31/01

Common Stocks	58%	59%
Fixed Income Holdings	39%	35%
Cash Equivalents	3%	6%
	100%	100%

Fixed Income Holdings (Excludes Cash Equivalents)	12/31/02	12/31/01

Diversification
US Government Obligations	37%	24%
Corporate Bonds	25%	21%
US Treasury Obligations	19%	50%
Asset Backed	12%	3%
Foreign Bonds - US$ Denominated	4%	2%
Long-Term Municipal Investments	3%	-
	100%	100%

Quality
US Government and Agencies	56%	74%
AAA*	19%	3%
AA	3%	1%
A	12%	9%
BBB	10%	11%
BB	-	2%
	100%	100%

Weighted Average Quality	AAA	AAA

Five Largest Fixed Income Holdings (9.0% of Portfolio)
1. US Treasury Bond, 6.0%, 2/15/2026	2.8%
2. US Treasury Note, 5.875%, 11/15/2004	2.4%
3. Federal National Mortgage Association, 6.5% with various maturities until 8/1/2032	1.4%
4. Federal National Mortgage Association, 7.0% with various maturities until 8/1/2032	1.3%
5. Federal National Mortgage Association, "PD", Series 2002-31, 6.0%, 11/25/2021	1.1%

* Category includes cash equivalents net.

Diversification and holdings are subject to change.

Equity Holdings (Excludes Cash Equivalents)	12/31/02	12/31/01

Sector Diversification
Health Care	22%	17%
Information Technology	20%	18%
Consumer Discretionary	19%	16%
Financials	12%	16%
Consumer Staples	9%	7%
Energy	8%	6%
Industrials	7%	14%
Telecommunication Services	2%	3%
Materials	1%	3%
	100%	100%

Five Largest Equity Holdings (10.9% of Portfolio)
6. Microsoft Corp. Developer of computer software	2.7%
7. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self medications	2.4%
8. Johnson & Johnson Provider of health care products	2.1%
9. International Business Machines Corp. Manufacturer of computers and provider of information processing	2.0%
10. General Electric Co. Operator of an industrial conglomerate	1.7%

Diversification and holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2002

	Shares	Value ($)

Common Stocks 57.9%
Consumer Discretionary 11.1%
Automobiles 0.9%
Harley-Davidson, Inc.	135,500	6,260,100
Hotel Restaurants & Leisure 0.7%
International Game Technology*	59,800	4,540,016
Household Durables 0.6%
Newell Rubbermaid, Inc.	132,700	4,024,791
Media 3.3%
AOL Time Warner, Inc.*	305,800	4,005,980
Comcast Corp. "A"*	183,500	4,145,265
McGraw-Hill, Inc.	71,500	4,321,460
Omnicom Group, Inc.	83,800	5,413,480
Viacom, Inc. "B"*	120,862	4,926,335
		22,812,520
Multiline Retail 3.6%
Kohls Corp.*	89,100	4,985,145
Target Corp.	261,700	7,851,000
Wal-Mart Stores, Inc.	234,000	11,819,340
		24,655,485
Specialty Retail 2.0%
Home Depot, Inc.	328,200	7,863,672
Staples, Inc.*	171,700	3,142,110
TJX Companies, Inc.	161,600	3,154,432
		14,160,214
Consumer Staples 5.1%
Beverages 1.9%
Coca-Cola Co.	94,000	4,119,080
PepsiCo, Inc.	202,550	8,551,661
		12,670,741
Food & Drug Retailing 0.6%
Walgreen Co.	144,900	4,229,631
Household Products 2.6%
Colgate-Palmolive Co.	199,000	10,433,570
Procter & Gamble Co.	90,100	7,743,194
		18,176,764
Energy 4.7%
Energy Equipment & Services 2.6%
Baker Hughes, Inc.	64,500	2,076,255
Nabors Industries Ltd.*	222,600	7,851,102
Noble Corp.*	58,900	2,070,335
Schlumberger Ltd.	144,400	6,077,796
		18,075,488
Oil & Gas 2.1%
Anadarko Petroleum Corp.	144,800	6,935,920
Burlington Resources, Inc.	84,800	3,616,720
ConocoPhillips	85,000	4,113,150
		14,665,790
Financials 6.9%
Banks 0.8%
Bank of America Corp.	76,500	5,322,105
Diversified Financials 4.3%
American Express Co.	185,500	6,557,425
Citigroup, Inc.	202,966	7,142,374
Fannie Mae	124,000	7,976,920
Morgan Stanley	101,900	4,067,848
State Street Corp.	104,200	4,063,800
		29,808,367
Insurance 1.8%
American International Group, Inc.	134,774	7,796,676
Marsh & McLennan Companies, Inc.	100,500	4,644,105
		12,440,781
Health Care 12.6%
Biotechnology 1.2%
Genentech, Inc.*	142,300	4,718,668
Gilead Sciences, Inc.*	98,000	3,332,000
		8,050,668
Health Care Equipment & Supplies 2.5%
Baxter International, Inc.	164,000	4,592,000
Medtronic, Inc.	179,100	8,166,960
Zimmer Holdings, Inc.*	103,300	4,289,016
		17,047,976
Health Care Providers & Services 1.2%
Laboratory Corp. of America Holdings*	197,300	4,585,252
UnitedHealth Group, Inc.	46,000	3,841,000
		8,426,252
Pharmaceuticals 7.7%
Abbott Laboratories	219,300	8,772,000
Eli Lilly & Co.	139,200	8,839,200
Johnson & Johnson	268,154	14,402,551
Merck & Co., Inc.	89,300	5,055,273
Pfizer, Inc.	539,400	16,489,458
		53,558,482
Industrials 4.5%
Aerospace & Defense 1.1%
United Technologies Corp.	126,100	7,810,634
Air Freight & Logistics 0.3%
FedEx Corp.	39,600	2,147,112
Commercial Services & Supplies 0.9%
Concord EFS, Inc.*	120,500	1,896,670
Fiserv, Inc.*	126,700	4,301,465
		6,198,135
Industrial Conglomerates 2.2%
3M Co.	26,000	3,205,802
General Electric Co.	489,700	11,924,195
		15,129,997
Information Technology 11.5%
Communications Equipment 1.1%
Cisco Systems, Inc.*	591,400	7,747,340
Computers & Peripherals 2.4%
EMC Corp.*	534,200	3,279,988
International Business Machines Corp.	174,100	13,492,750
		16,772,738
Semiconductor Equipment & Products 3.8%
Applied Materials, Inc.*	473,800	6,173,614
Intel Corp.	704,800	10,973,736
Linear Technology Corp.	159,200	4,094,624
Texas Instruments, Inc.	330,700	4,963,807
		26,205,781
Software 4.2%
Electronic Arts, Inc.*	55,500	2,762,235
Microsoft Corp.*	355,500	18,379,350
Oracle Corp.*	394,000	4,255,200
PeopleSoft, Inc.*	124,800	2,283,840
VERITAS Software Corp.*	94,500	1,476,090
		29,156,715
Materials 0.5%
Chemicals
Ecolab, Inc.	66,200	3,276,900
Telecommunication Services 1.0%
Diversified Telecommunication Services 0.7%
Verizon Communications, Inc.	131,300	5,087,875
Wireless Telecommunication Services 0.3%
AT&T Wireless Services, Inc.	338,000	1,909,700
Total Common Stocks (Cost $443,697,410)		400,369,098

	Principal Amount ($)	Value ($)

Corporate Bonds 9.7%
Consumer Discretionary 0.4%
Comcast Cable Communications:
6.375%, 1/30/2006	900,000	941,662
6.875%, 6/15/2009	240,000	255,334
Cox Communications, Inc., 7.875%, 8/15/2009	490,000	552,820
News America Holdings, Inc., 9.25%, 2/1/2013	975,000	1,175,624
		2,925,440
Energy 0.3%
Pedernales Electric Coop, Series 02-A, 6.202%, 11/15/2032	2,255,000	2,311,217
Financials 5.4%
American General:
7.57%, 12/1/2045	750,000	894,692
8.125%, 3/15/2046	1,235,000	1,559,505
Citigroup, Inc., 6.875%, 2/15/2098	2,975,000	3,235,280
ERP Operating LP:
6.63%, 4/13/2005	600,000	638,008
7.1%, 6/23/2004	2,715,000	2,872,068
Ford Motor Credit Co.:
6.5%, 1/25/2007	985,000	972,903
7.6%, 8/1/2005	2,600,000	2,654,717
General Electric Capital Corp.:
5.45%, 1/15/2013	2,755,000	2,861,718
6.0%, 6/15/2012	190,000	205,138
General Motors Acceptance Corp.:
5.25%, 5/16/2005	6,115,000	6,136,292
6.875%, 9/15/2011	2,445,000	2,438,301
Household Finance Corp., 6.5%, 1/24/2006	2,325,000	2,475,944
Ohio National Financial Services, 7.0%, 7/15/2011	2,586,000	2,760,677
PNC Funding Corp., 5.75%, 8/1/2006	2,025,000	2,167,667
Provident Co., Inc., 7.0%, 7/15/2018	170,000	150,770
UnumProvident Corp., 7.375%, 6/15/2032	85,000	71,626
Verizon Global Funding Corp., 7.25%, 12/1/2010	2,160,000	2,454,909
Wells Fargo & Co.:
7.25%, 8/24/2005	1,950,000	2,188,918
7.55%, 8/24/2005	800,000	952,027
		37,691,160
Industrials 1.2%
Systems 2001 Asset Trust LLC "G", Series 2001, 6.664%, 9/15/2013	3,155,725	3,400,922
US Airways, Inc., Series 2000-2G, 8.02%, 2/5/2019	2,940,000	3,075,211
Weyerhaeuser Co.:
5.95%, 11/1/2008	685,000	731,234
7.375%, 3/15/2032	835,000	905,581
		8,112,948
Information Technology 0.6%
Raytheon Co.:
6.3%, 3/15/2005	3,305,000	3,526,266
6.5%, 7/15/2005	620,000	668,718
		4,194,984
Telecommunication Services 0.1%
AT&T Broadband Corp., 8.375%, 3/15/2013	475,000	539,562
Utilities 1.7%
Alabama Power Co., 7.125%, 8/15/2004	3,200,000	3,429,814
Cleveland Electric/Toledo, Series B, 7.13%, 7/1/2007	1,985,000	2,240,440
Kinder Morgan, Inc., 6.5%, 9/1/2012	2,320,000	2,424,562
Pacificorp., 6.9%, 11/15/2011	670,000	764,989
Progress Energy, Inc., 6.85%, 4/15/2012	2,365,000	2,589,597
		11,449,402
Total Corporate Bonds (Cost $64,705,765)		67,224,713

Asset Backed 4.8%
Automobile Receivables 2.7%
AmeriCredit Automobile Receivables Trust:
"A4", Series 2002-B, 4.46%, 4/12/2009	2,300,000	2,400,742
"A4", Series 2001-C, 5.01%, 7/14/2008	3,360,000	3,547,440
Household Automotive Trust "A4", Series 2002-1, 4.39%, 5/18/2009	2,615,000	2,755,126
MMCA Automobile Trust:
"A4", Series 2002-3, 3.57%, 8/17/2009	690,000	707,218
"C", Series 2002-2, 5.55%, 3/15/2010	3,440,000	3,523,360
WFS Financial Owner Trust:
"A4", Series 2002-3, 3.5%, 2/20/2010	3,100,000	3,177,538
"A4", Series 2002-2, 4.5%, 2/20/2010	2,550,000	2,665,850
		18,777,274
Credit Card Receivables 0.1%
MBNA Master Credit Card Trust USA "A", Series 1999-B, 5.9%, 8/15/2011	805,000	881,009
Home Equity Loans 0.3%
Advanta Mortgage Loan Trust "A-6", Series 2000-2, 7.72%, 3/25/2015	1,600,000	1,775,918
Manufactured Housing Receivables 0.2%
Conseco Finance Securitizations Corp. "A4", Series 2001-1, 6.21%, 7/1/2032	1,380,000	1,441,063
Miscellaneous 1.5%
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	3,220,000	3,672,655
Federal Home Loan Mortgage Corp. "3A", Series T-41, 7.5%, 7/25/2032	1,537,142	1,666,358
PSE&G Transition Funding LLC "A7", Series 2001-1, 6.75%, 6/15/2016	4,040,000	4,625,299
		9,964,312
Total Asset Backed (Cost $31,309,070)		32,839,576
Foreign Bonds - US$ Denominated 1.4%
France Telecom, 9.25%, 3/1/2011	415,000	479,852
PacifiCorp Australia LLC, 6.15%, 1/15/2008	1,650,000	1,823,138
Pemex Finance Ltd., 8.02%, 5/15/2007	3,275,000	3,681,460
Sappi Papier Holding AG, 6.75%, 6/15/2012	1,655,000	1,813,878
Tyco International Group SA, 6.125%, 11/1/2008	1,955,000	1,827,925
Total Foreign Bonds - US$ Denominated (Cost $9,149,582)		9,626,253

US Treasury Obligations 7.2%
US Treasury Bond:
6.0%, 8/15/2009	3,531,000	4,105,338
6.0%, 2/15/2026	16,721,000	19,161,881
US Treasury Note:
2.125%, 10/31/2004	5,110,000	5,166,292
5.875%, 11/15/2004	15,451,000	16,687,683
6.125%, 8/15/2007	4,166,000	4,790,575
Total US Treasury Obligations (Cost $48,499,859)		49,911,769

US Government Agency Pass-Thrus 5.9%
Federal Home Loan Mortgage Corp., 6.0%, 1/1/2033 (b)	4,655,000	4,812,106
Federal National Mortgage Association:
5.0%, 1/1/2018 (b)	1,375,000	1,408,085
5.946%, 2/1/2012	4,450,335	4,908,580
6.0%, 12/1/2008 (c)	4,350,000	4,495,455
6.0%, 1/1/2033	1,375,000	1,423,346
6.31%, 6/1/2008	3,570,000	3,971,067
6.5% with various maturities until 8/1/2032	9,493,228	9,951,071
7.0% with various maturities until 8/1/2032	8,346,429	8,778.977
8.0%, 9/1/2015	1,091,410	1,179,074
Total US Government Agency Pass-Thrus (Cost $39,870,322)		40,927,761

Collateralized Mortgage Obligations 8.5%
ABN AMRO Mortgage Corp., Series 2002-3, 6.0%, 4/15/2017	2,064,766	2,125,434
Federal Home Loan Mortgage Corp.:
"WM", Series 2391, 5.25%, 10/15/2019	3,890,000	3,989,756
"DB", Series 2483, 5.5%, 9/15/2012	4,525,000	4,749,339
"PE", Series 2512, 5.5%, 2/15/2022	310,000	314,767
"PL", Series 2459, 5.5%, 6/15/2030	2,673,676	2,721,196
"BD", Series 2453, 6.0%, 5/15/2017	360,000	383,093
"AB", Series 2283, 6.0%, 3/15/2029	636,296	641,064
"DA", Series 2444, 6.5%, 2/15/2030	1,054,510	1,086,510
Federal National Mortgage Association:
"A2", Series 2002-W9, 4.7%, 8/25/2042	855,000	878,453
"A2", Series 2002-W10, 4.7%, 8/25/2042	855,000	879,687
"PB", Series 2002-47, 5.5%, 9/25/2012	6,487,500	6,779,903
"PE", Series 2002-3, 5.5%, 8/25/2015	5,050,000	5,354,664
"PA", Series 2001-48, 6.0%, 9/25/2013	1,286,273	1,317,765
"QN", Series 2001-51, 6.0%, 10/25/2016	3,420,000	3,636,181
"PY", Series 2002-31, 6.0%, 7/25/2014	5,000,000	5,209,384
"PD", Series 2002-31, 6.0%, 11/25/2021	7,000,000	7,385,837
"HM", Series 2002-36, 6.5%, 12/25/2029	1,080,803	1,113,106
"A5", Series 2002-W4, 7.5%, 5/25/2042	1,504,955	1,631,465
"2A", Series 2002-W6, 7.5%, 6/25/2042	3,891,103	4,218,199
Residential Asset Securitization Trust, Series 2000-A3, 8.0%, 5/25/2030	2,420,000	2,491,219
Wells Fargo Mortgage Backed Securities Trust, Series 2002-9, 6.25%, 6/25/2032	2,152,663	2,202,693
Total Collateralized Mortgage Obligations (Cost $57,600,486)		59,109,715

Long-Term Municipal Investments 1.2%
Dallas, TX, Airport Revenue, Industrial Airport Facilities, 6.6%, 11/1/2012	1,635,000	1,841,893
Denver, CO, School District (REV) Lease, School District Number 01, 6.82%, 12/15/2009	1,600,000	1,872,624
Hoboken, NJ, Core City GO, 3.8%, 12/15/2008	2,330,000	2,377,043
Indiana, State GO, Series 3, 5.15%, 7/15/2013	2,005,000	2,079,766
Total Long-Term Municipal Investments (Cost $8,018,390)		8,171,326

	Shares	Value ($)

Cash Equivalents 3.4%
Scudder Cash Management QP Trust, 1.4% (d) (Cost $23,397,949)	23,397,949	23,397,949
Total Investment Portfolio - 100.0% (Cost $726,248,833) (a)		691,578,160

* Non-income producing security.
(a) The cost for federal income tax purposes was $740,335,883. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $48,757,723. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,089,237 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $75,846,960.
(b) When-issued or forward delivery pools included.
(c) Mortgage dollar rolls included.
(d) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $726,248,833)	$ 691,578,160
Cash	2,337,378
Receivable for investments sold	2,984,214
Dividends receivable	385,055
Interest receivable	2,661,382
Receivable for Fund shares sold	112,309
Total assets	700,058,498
Liabilities
Payable for investments purchased	3,548,671
Payable for when-issued and forward delivery securities	6,194,789
Payable for investments purchased - mortgage dollar rolls	4,468,175
Payable for Fund shares redeemed	4,176,105
Accrued management fee	278,438
Other accrued expenses and payables	169,972
Total liabilities	18,836,150
Net assets, at value	$ 681,222,348
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	(34,670,673)
Accumulated net realized gain (loss)	(119,715,003)
Paid-in capital	835,608,024
Net assets, at value	$ 681,222,348
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($298,412,684 / 20,567,250 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.51
Class S Net Asset Value, offering and redemption price per share ($382,809,664 / 26,396,161 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.50

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $19,012)	$ 4,377,704
Interest	17,819,515
Total Income	22,197,219
Expenses: Management fee	3,786,937
Administrative fee	2,417,203
Trustees' fees and expenses	22,628
Other	34,378
Total expenses, before expense reductions	6,261,146
Expense reductions	(1,030)
Total expenses, after expense reductions	6,260,116
Net investment income	15,937,103
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(35,891,437)
Net unrealized appreciation (depreciation) during the period on investments	(116,864,192)
Net gain (loss) on investment transactions	(152,755,629)
Net increase (decrease) in net assets resulting from operations	$ (136,818,526)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income	$ 15,937,103	$ 22,504,374
Net realized gain (loss) on investment transactions	(35,891,437)	(79,047,763)
Net unrealized appreciation (depreciation) on investment transactions during the period	(116,864,192)	(7,761,805)
Net increase (decrease) in net assets resulting from operations	(136,818,526)	(64,305,194)
Distributions to shareholders from: Net investment income: Class AARP	(7,529,060)	(10,367,674)
Class S	(9,653,945)	(12,948,731)
Net realized gains: Class AARP	-	(4,205,363)
Class S	-	(4,971,425)
Fund share transactions: Proceeds from shares sold	115,448,730	187,669,144
Reinvestment of distributions	16,227,895	30,735,206
Cost of shares redeemed	(217,079,305)	(220,308,045)
Net increase (decrease) in net assets from Fund share transactions	(85,402,680)	(1,903,695)
Increase (decrease) in net assets	(239,404,211)	(98,702,082)
Net assets at beginning of period	920,626,559	1,019,328,641
Net assets at end of period	$ 681,222,348	$ 920,626,559

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended December 31,	2002	2001[d]	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 17.48	$ 19.26	$ 21.46
Income (loss) from investment operations: Net investment income[b]	.31	.41	.18
Net realized and unrealized gain (loss) on investment transactions	(2.94)	(1.59)	(1.42)
Total from investment operations	(2.63)	(1.18)	(1.24)
Less distributions from: Net investment income	(.34)	(.43)	(.21)
Net realized gains on investment transactions	-	(.17)	(.75)
Total distributions	(.34)	(.60)	(.96)
Net asset value, end of period	$ 14.51	$ 17.48	$ 19.26
Total Return (%)	(15.18)	(6.02)	(5.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	298	409	499
Ratio of expenses (%)	.78	.77	.72c*
Ratio of net investment income (%)	1.98	2.29	2.45*
Portfolio turnover rate (%)	150	112	131
[a] For the period August 28, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.
[b] Based on average shares outstanding during the period.
[c] The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction is .77%.
[d] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.37% to 2.29%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Class S
Years Ended December 31,	2002	2001[d]	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 17.48	$ 19.25	$ 21.15	$ 18.96	$ 16.85
Income (loss) from investment operations: Net investment income[a]	.31	.41	.38	.33	.36
Net realized and unrealized gain (loss) on investment transactions	(2.95)	(1.58)	(.87)	2.20	3.14
Total from investment operations	(2.64)	(1.17)	(.49)	2.53	3.50
Less distributions from: Net investment income	(.34)	(.43)	(.37)	(.32)	(.37)
Net realized gains on investment transactions	-	(.17)	(1.04)	(.02)	(1.02)
Total distributions	(.34)	(.60)	(1.41)	(.34)	(1.39)
Net asset value, end of period	$ 14.50	$ 17.48	$ 19.25	$ 21.15	$ 18.96
Total Return (%)	(15.13)	(6.02)	(2.42)	13.46	21.10[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	383	512	520	572	264
Ratio of expenses before expense reductions (%)	.78	.77	1.17[c]	1.29	1.34
Ratio of expenses after expense reductions (%)	.78	.77	1.17[c]	1.29	1.29
Ratio of net investment income (%)	1.98	2.29	1.85	1.69	1.99
Portfolio turnover rate (%)	150	112	131	102	75
[a] Based on average shares outstanding during the period.
[b] Total returns would have been lower had certain expenses not been reduced.
[c] The ratios of operating expenses excluding costs incurred in connection with reorganization in fiscal 2000 before and after expense reductions were 1.14% and 1.14%, respectively.
[d] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.37% to 2.29%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Balanced Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. At the time the portfolio enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $76,328,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($76,067,000) and December 31, 2010 ($261,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through December 31, 2002, the Fund incurred approximately $29,300,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (76,328,000)
Unrealized appreciation (depreciation) on investments	$ (48,757,723)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Year ended December 31,
	2002	2001
Distributions from ordinary income*	$ 17,183,005	$ 23,316,405
Distributions from long-term capital gains	-	9,176,788

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2002, purchases and sales of investment securities (excluding short-term investments, US Treasury Securities and mortgage dollar rolls) aggregated $797,830,187 and $744,136,343, respectively. Purchases and sales of US Treasury Securities aggregated $327,789,403 and $446,073,211, respectively. Purchases and sales of mortgage dollar rolls aggregated $39,290,214 and $39,451,373, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI"), was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.47% of the first $1,500,000,000 of the Fund's average daily net assets, 0.445% of the next $500,000,000 of such net assets and 0.42% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended December 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.47% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by each class of the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30% of average daily net assets for each class, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended December 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at December 31, 2002
Class AARP	$ 1,059,630	$ 95,753
Class S	1,357,573	74,219
	$ 2,417,203	$ 169,972

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended December 31, 2002, totaled $642,873 and are reflected as interest income on the statement of operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. For the year ended December 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,030 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following tables summarize share and dollar activity in the Fund:

	Year Ended December 31, 2002		Year Ended December 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	1,072,375	$ 17,376,406	1,197,949	$ 21,492,670
Class S	5,919,866	98,072,324	9,110,675	166,176,474
		$ 115,448,730		$ 187,669,144
Shares issued to shareholders in reinvestment of distributions
Class AARP	434,313	$ 6,727,902	752,715	$ 13,094,374
Class S	614,246	9,499,993	1,015,320	17,640,832
		$ 16,227,895		$ 30,735,206
Shares redeemed
Class AARP	(4,333,666)	$ (67,639,147)	(4,466,056)	$ (80,115,009)
Class S	(9,408,631)	(149,440,158)	(7,883,651)	(140,193,036)
		$ (217,079,305)		$ (220,308,045)
Net increase (decrease)
Class AARP	(2,826,978)	$ (43,534,839)	(2,515,392)	$ (45,527,965)
Class S	(2,874,519)	(41,867,841)	2,242,344	43,624,270
		$ (85,402,680)		$ (1,903,695)

G. Ownership of the Fund

At December 31, 2002, one shareholder held approximately 15% of the outstanding shares of the Fund.

Report of Independent Accountants

To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Balanced Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 24, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 25% of the income dividends paid during the Fund's fiscal year ended December 31, 2002 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of December 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	48
Dawn-Marie Driscoll (56) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Edgar R. Fiedler (73) Trustee, 1988-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization). Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	48
Keith R. Fox (48) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (70) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (59) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (59) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (66) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2,4] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
198
William F. Glavin, Jr.[3] (44) President, 2000-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997); Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)
n/a
Andrew P. Cestone (32) Vice President, 2002-present	Managing Director of Deutsche Asset Management (1998 to present); prior thereto, investment analyst, Phoenix Investment Partners; credit officer in asset-based lending group, Fleet Bank	n/a
J. Christopher Gagnier (45) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President of Deutsche Asset Management	n/a
Kenneth Murphy (39) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Julie M. Van Cleave (43) Vice President, 2002-present	Managing Director of Deutsche Asset Management (2002 to present); prior thereto, Managing Director of large cap investments, Mason Street Advisors	n/a
Charles A. Rizzo (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Brenda Lyons (40) Assistant Treasurer, 2000-present	Managing Director of Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Technology Innovation Fund
Value Funds
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund*
Multicategory/Asset Allocation Funds
Scudder Balanced Fund
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Japanese Equity Fund**
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder GNMA Fund
Scudder High Income Opportunity Fund***
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income Funds
Scudder California Tax-Free Income Fund*
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Index-Related Funds
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only
** On August 19, 2002, this fund changed its name from Deutsche to Scudder.
*** Formerly Scudder High Yield Opportunity Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735